UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

Astra Space, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California		94501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 278-7217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023 (as amended by the current report on Form 8-K/A filed on November 13, 2023, the “Original Form 8-K”), on November 6, 2023, Astra Space, Inc. (the “Company”) closed an initial financing with JMCM Holdings LLC (“JMCM”) and SherpaVentures Fund II, LLP (“Sherpa” and together with JMCM, the “Investors”), affiliates of two early investors in the Company, for a total investment amount of approximately $13.4 million (the “Initial Financing”) pursuant to a reaffirmation agreement and omnibus amendment agreement dated November 6, 2023 (the “Initial Financing Agreement”).

The Initial Financing included (i) a purchase by the Investors of the remaining $8.0 million aggregate principal amount of senior secured notes (the “Existing Notes”) and associated warrants (the “Existing Warrants”) to purchase up to 1.5 million shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) from the Company’s senior secured creditor, (ii) a loan by the Investors to the Company and its subsidiaries in the aggregate amount of approximately $3.05 million evidenced by senior secured bridge notes (the “Bridge Notes”) that mature on November 17, 2023 (the “Maturity Date”), that rank equally as to payment and lien priority with the Existing Notes, that are secured by the same collateral as the Existing Notes and that are guaranteed by all of the subsidiaries of the Company, and (3) a sale to the Investors of warrants (the “Bridge Warrants”) to purchase up to 5,314,201 shares of the Company’s Class A Common Stock (the “Warrant Shares”) at a purchase price of $0.125 per Bridge Warrant for an aggregate purchase price of approximately $664,275 that are immediately exercisable at an exercise price of $0.808 per share of Class A Common Stock, subject to certain adjustments and that expire on November 6, 2028.

The Bridge Note issued to JMCM in the Initial Financing (the “JMCM Bridge Note”) included an additional uncommitted delayed draw term loan in an aggregate principal amount not to exceed $2.5 million. On November 13, 2023, JMCM loaned the full amount of the delayed draw term loan (the “Additional Advance”), thereby increasing the outstanding principal balance due on the JMCM Bridge Note by an additional $2.5 million. There were no other changes to the JMCM Bridge Note, including to the Maturity Date. In connection with the issuance of the Additional Advance, JMCM also purchased warrants (the “Additional Bridge Warrants”) to purchase up to 869,781 shares of the Company’s Class A Common Stock (the “Additional Warrant Shares”) at a purchase price of $0.125 per Additional Bridge Warrant for an aggregate purchase price of approximately $108,723 that are immediately exercisable at an exercise price of $1.006 per Additional Warrant Share, subject to certain adjustments and that expire on November 13, 2028. The Additional Bridge Warrants have the same terms and conditions as the Bridge Warrants and as set forth in the Original Form 8-K.

The JMCM Bridge Note and Additional Bridge Warrants have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any other jurisdiction. The JMCM Bridge Note and the Additional Bridge Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The JMCM Bridge Note and Additional Bridge Warrants were, and will be, offered and sold to JMCM in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. JMCM is an “accredited investor” as defined in Regulation D, and is acquiring the JMCM Bridge Note (including making the Additional Advance) and Additional Bridge Warrants for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

This Current Report on Form 8-K does not constitute an offer to sell any security, including the JMCM Bridge Note and the Additional Bridge Warrants, nor a solicitation for an offer to purchase any security, including the JMCM Bridge Note and the Additional Bridge Warrants, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

The foregoing summaries of the JMCM Bridge Note and the Additional Bridge Warrants do not purport to be complete and are qualified in their entirety by reference to the copies of the form of Bridge Note and the form of Bridge Warrant that are filed with the Original Form 8-K as Exhibits 4.1 and 4.2, respectively.

Pursuant to the Initial Financing Agreement, the Investors agreed to waive certain existing and prospective defaults and events of default under the Existing Notes, including the events of default under the Existing Notes described in the Company’s current report on Form 8-K filed with the SEC on November 3, 2023, and the requirement for the Company to comply with the minimum liquidity financial covenant in the Existing Notes until November 17, 2023 (the “Compliance Deadline”) to provide the Company with time to raise additional liquidity through various capital raising and cost cutting initiatives and strategic transactions (the “Strategic Plan”).

As of November 17, 2023, the Company has not been able to regain compliance with the minimum liquidity financial covenant in the Existing Note or other covenants which the Investors waived in connection with the Initial Financing. In addition, the Initial Financing Agreement included other covenants and agreements for which the Company has received waivers or extensions of its obligations to comply. The Company and the Investors continue to negotiate with respect to a refinancing of the Initial Financing and Additional Advance and have mutually agreed to extend the maturity date for the approximately $5.5 million, plus accrued interest, due on the Bridge Notes on November 17, 2023.

The Investors have agreed to extend the Compliance Deadline with respect to the minimum liquidity financial covenant in the Existing Notes, and the waiver of certain other events of default under the Existing Notes, to November 21, 2023, and the Maturity Date under the Bridge Notes to November 21, 2023. However, there can be no assurance that the Company and the Investors will be able to negotiate definitive documentation with respect to a refinancing of the Initial Financing and the Additional Advance by the amended Maturity Date or at all or that additional waivers or extensions of the Compliance Deadline will be granted.

The statements made herein concerning the refinancing of the Initial Financing and the Additional Advance include “forward-looking statements.” Specific forward- forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and can be identified by the use of, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “would,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe any objectives, the Strategic Plan, the negotiation with respect to a refinancing of the Initial Financing and the Additional Advance are forward-looking. The forward- forward-looking statements are based on the Company’s current intent, belief, expectations, estimates and projections regarding the Company and a refinancing of the Initial Financing and the Additional Advance. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, readers should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained herein.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Additional Advance under the JMCM Note is incorporated by reference into this Item 2.03.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the events of default under the Existing Notes, the inability to repay the Bridge Notes and the Investors’ waiver thereof and extension of both the Compliance Deadline with respect to the Existing Notes and the Maturity Date under the Bridge Notes is incorporated by reference into this Item 2.04.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Additional Bridge Warrants is incorporated herein by reference into this Item 3.02.

The Additional Bridge Warrants and any Additional Warrant Shares issuable upon exercise of the Additional Bridge Warrants (collectively, the “Securities”) have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction. The Securities were, and will be, offered and sold to JMCM in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. JMCM is an “accredited investor” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

This current report on Form 8-K does not constitute an offer to sell any security, including the Additional Bridge Warrants or the Additional Warrant Shares, nor a solicitation for an offer to purchase any security, including the Additional Bridge Warrants or the Additional Warrant Shares, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2023	Astra Space, Inc.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer